                      SECURITIES AND EXCHANGE COMMISSION
                            Washington D.C.  20549

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                            CYBERSOURCE CORPORATION

            (Exact name of registrant as specified in its charter)

           Delaware                                           77-0472961
   (State of incorporation                                 (I.R.S. Employer
       or organization)                                 Identification Number)


   550 S. Winchester Blvd., Suite 301
         San Jose, California                                    95128
(Address of principal executive offices)                      (Zip Code)


     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General instruction A.(c) check the following box. [_]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General instruction A.(d) check the following box. [X]

     Securities Act registration statement file number to which this Form relates: 333-77545

Securities to be registered pursuant to Section 12(b) of the Act:

            Title of each class               Name of each exchange on which
            to be so registered               each class is to be registered
            -------------------               ------------------------------

              Not Applicable                                Not Applicable

Securities to be registered pursuant to Section 12(g) of the Act:

                        Common Stock, $0.001 par value
                               (Title of class)
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Item 1.   Description of Registrant's Securities to Be Registered.
          -------------------------------------------------------

          Incorporated herein by reference to the Description of Capital Stock section of the Company's Registration Statement on Form S-1 (File No. 333-77545), as originally filed or subsequently amended (the "Registration Statement"), which Registration Statement was filed on April 30, 1999.

Item 2.   Exhibits.
          --------

Exhibit
Number    Description
------    -----------

  2.1 Certificate of Incorporation of the Registrant, as amended. Incorporated herein by reference to Exhibit 3.1 of the Registration Statement.

  2.2 Bylaws, as amended, of the Registrant. Incorporated herein by reference to Exhibits 3.2 and 3.3 of the Registration Statement.


                                   SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.



                         CyberSource Corporation


                         Date:  June 19, 1999



                         By: /s/ William S. McKiernan
                             _____________________________________
                             William S. McKiernan
                             President and Chief Executive Officer
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                                   EXHIBITS
                                   --------



Exhibit
Number    Description
------    -----------

  2.1 Certificate of Incorporation of the Registrant, as amended. Incorporated herein by reference to Exhibit 3.1 of the Registration Statement.

  2.2 Bylaws, as amended, of the Registrant. Incorporated herein by reference to Exhibits 3.2 and 3.3 of the Registration Statement.